UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 30, 2018

814-00201
(Commission File Number)

MVC CAPITAL, INC.
(the "Fund")
(Exact name of registrant as specified in its charter)

DELAWARE, 943346760
(Jurisdiction of Incorporation) (IRS Employer Identification Number)

287 Bowman Avenue
2nd Floor
Purchase, NY  10577
(Address of registrant's principal executive office)

914-701-0310
(Registrant's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On October 30, 2018, the Board of Directors of MVC Capital, Inc. (the “Fund”) approved amended and restated Bylaws of the Fund, effective October 30, 2018, revising the indemnification provisions contained in Article 5 of the Bylaws. The revisions generally clarify when an indemnitee is determined to have satisfied the conditions for indemnification and provide that the Fund will not oppose an action brought by an indemnitee to adjudicate the indemnitee’s right to indemnification.

The foregoing description of the revisions to the Bylaws of the Fund is qualified in its entirety by reference to the text of the Amended and Restated Bylaws. The Amended and Restated Bylaws are included as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On October 30, 2018, the Fund held its Annual Meeting of Stockholders.  During this meeting, our stockholders were asked to consider and vote upon two proposals: (1) to elect eight nominees to serve as members of the Board of Directors of the Fund to serve for a term of one year until the next annual meeting of stockholders; and (2) to ratify the selection of Grant Thornton LLP as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2018.

 For each proposal, the final shareholder voting results were as follows:

Proposal 1: Election of eight directors.

Name	Votes For	Votes Withheld	Broker Non-Votes
Emilio Dominianni	6,975,253	3,873,154	5,423,718
Phillip Goldstein	9,435,625	1,412,781	5,423,718
Gerald Hellerman	6,726,168	4,122,239	5,423,718
Warren Holtsberg	7,069,040	3,779,367	5,423,718
Robert Knapp	9,424,053	1,424,354	5,423,718
Scott Krase	10,471,049	377,358	5,423,718
William Taylor	7,075,237	3,773,170	5,423,718
Michael Tokarz	7,172,915	3,675,492	5,423,718

Proposal 2: Ratification of the selection of Grant Thornton LLP as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2018.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,224,911	43,631	3,583	0

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3.1	Amended and Restated Bylaws of the Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVC CAPITAL, INC.

By:	/s/ Michael Tokarz
Michael Tokarz
Chairman
Dated: November 5, 2018